AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                   Supplement to Prospectus dated May 1, 1997

The prospectus is amended to disclose that on December 8, 1997, the policyholders of Ameritas Life Insurance Corp. ("Ameritas") voted to approve Ameritas' Plan of Reorganization ("Plan"). Accordingly, Ameritas will reorganize, effective January 1, 1998. The Plan involves the formation of a mutual holding company in which to merge policyholders' membership interests. Ameritas' corporate existence will be as a stock insurer and indirect subsidiary of the mutual insurance holding company.

The date of this Supplement is December 11, 1997.